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                                 CREDIT FACILITY

                             AND SECURITY AGREEMENT

                                     between

                             SNPE, INC., as lender,

                                       and

                   DYNAMIC MATERIALS CORPORATION, as borrower

                            dated as of June 14, 2000


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
                                TABLE OF CONTENTS

                                                                            Page

CREDIT FACILITY AND SECURITY AGREEMENT.........................................1

Article I DEFINITIONS..........................................................2
   Section 1.1.   General......................................................2
   Section 1.2.   Defined Terms................................................2

Article II CREDIT FACILITIES..................................................10
   Section 2.1.   Amount and Terms of the Credit Facility.....................10
   Section 2.2.   Loan Evidenced by Note......................................10
   Section 2.3.   Interest Rates..............................................10
   Section 2.4.   Interest Payments...........................................10
   Section 2.5.   Principal Payments..........................................10
   Section 2.6.   Prepayment..................................................11
   Section 2.7.   Fees........................................................11
   Section 2.8.   Computation of Interest and Fees............................11

Article III SECURITY AGREEMENT................................................11
   Section 3.1.   Grant of Security Interest..................................11
   Section 3.2.   Grant of License............................................12
   Section 3.3.   Perfection..................................................12
   Section 3.4.   General Representations as to Collateral....................12
   Section 3.5.   Title to Collateral; Liens; Transfers.......................12
   Section 3.6.   Changes Affecting Perfection................................13
   Section 3.7.   Power of Attorney for Insurance.............................13
   Section 3.8.   Protection of Collateral; Reimbursement.....................13
   Section 3.9.   Inspection; Verification....................................14
   Section 3.10.  Assignments, Records and Schedules of Accounts..............14
   Section 3.11.  Reporting Regarding Inventory...............................15
   Section 3.12.  Other Collateral Reports....................................15

Article IV SPECIFIC REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING
           TO COLLATERAL......................................................15
   Section 4.1.   Disputes and Claims Regarding Accounts......................15
   Section 4.2.   Deposit Accounts............................................15
   Section 4.3.   Compliance with Terms of Accounts; General Intangibles......15
   Section 4.4.   No Waivers, Extensions, Amendments..........................16
   Section 4.5.   Location of Collateral......................................16
   Section 4.6.   Lien Priority...............................................16
   Section 4.7.   Lien Waivers; Landlord, Bailee and Consignee Waivers,
                  Warehouse Receipts..........................................16
   Section 4.8.   Maintenance of Insurance....................................16
   Section 4.9.   Maintenance of Equipment....................................17
   Section 4.10.  Limitations on Dispositions of Inventory and Equipment......17
   Section 4.11.  General Appointment as Attorney-in-Fact.....................17
   Section 4.12.  SNPE Not Liable.............................................18
   Section 4.13.  Authority to Execute Transfers..............................18
   Section 4.14.  Performance by SNPE of the Company's Obligations............18
   Section 4.15.  Costs of Collection.........................................18
   Section 4.16.  Notice to Account Debtors...................................18
   Section 4.17.  Appointment of Attorney-in-Fact.............................19

Article V GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............20
   Section 5.1.   Organization; Corporate Power...............................20
   Section 5.2.   Authorization of Loan.......................................20
   Section 5.3.   No Conflict.................................................20
   Section 5.4.   Execution of Loan Documents.................................20
   Section 5.5.   Financial Condition.........................................20
   Section 5.6.   Liabilities; Liens..........................................21
   Section 5.7.   Litigation..................................................21
   Section 5.8.   Payment of Taxes............................................21
   Section 5.9.   Absence of Adverse Agreements...............................21
   Section 5.10.  Regulatory Status...........................................21
   Section 5.11.  Federal Reserve Regulations:  Use of Loan Proceeds..........22
   Section 5.12.  Subsidiaries................................................22
   Section 5.13.  ERISA.......................................................22
   Section 5.14.  Solvency....................................................22
   Section 5.15.  Disclosure Schedule.........................................22
   Section 5.16.  Accuracy of Representations and Warranties..................22
   Section 5.17.  No Investment Company.......................................23
   Section 5.18.  Approval....................................................23
   Section 5.19.  Licenses, Registrations, Compliance with Laws, etc..........23
   Section 5.20.  Copyright...................................................23
   Section 5.21.  Environmental Compliance....................................23
   Section 5.22.  Material Agreements, etc....................................24
   Section 5.23.  Patents, Trademarks and Other Property Rights...............24

Article VI GENERAL REPRESENTATIONS AND WARRANTIES OF SNPE.....................24
   Section 6.1.   Organization; Corporate Power...............................24
   Section 6.2.   Authorization...............................................25
   Section 6.3.   No Conflict.................................................25
   Section 6.4.   Execution of Loan Documents.................................25
   Section 6.5.   Regulatory Status...........................................25

Article VII CONDITIONS TO CLOSING.............................................25
   Section 7.1.   Closing of Loans............................................25
   Section 7.2.   Each Advance................................................25

Article VIII COVENANTS........................................................26
   Section 8.1.   Accounting:  Financial Statements and Other Information.....26
   Section 8.2.   Insurance; Maintenance of Properties........................27
   Section 8.3.   Existence; Business.........................................27
   Section 8.4.   Payment of Taxes............................................27
   Section 8.5.   Litigation; Adverse Changes.................................27
   Section 8.6.   Notice of Default...........................................27
   Section 8.7.   Inspection..................................................27
   Section 8.8.   Environmental Matters.......................................27
   Section 8.9.   Sale of Assets..............................................28
   Section 8.10.  Liens.......................................................28
   Section 8.11.  Indebtedness................................................28
   Section 8.12.  Investments; Loans..........................................29
   Section 8.13.  Guaranties..................................................29
   Section 8.14.  Mergers; Consolidation......................................29
   Section 8.15.  Capital Expenditures........................................29
   Section 8.16.  Subordinated Debt...........................................29
   Section 8.17.  Senior Management...........................................29
   Section 8.18.  Compliance with ERISA.......................................29

Article IX EVENTS OF DEFAULT..................................................30
   Section 9.1.   Principal or Interest.......................................30
   Section 9.2.   Misrepresentation...........................................30
   Section 9.3.   Failure of Performance of this Agreement....................30
   Section 9.4.   Cross-Default...............................................30
   Section 9.5.   Insolvency..................................................31
   Section 9.6.   Failure of Performance Under the Stock Purchase Agreement...31

Article X REMEDIES UPON DEFAULT...............................................31
   Section 10.1.  Optional Acceleration.......................................31
   Section 10.2.  Remedies....................................................31
   Section 10.3.  No Waiver...................................................32

Article XI MISCELLANEOUS......................................................32
   Section 11.1.  Amendments..................................................32
   Section 11.2.  Expenses; Documentary Taxes.................................32
   Section 11.3.  Indemnification.............................................32
   Section 11.4.  Governing Law...............................................33
   Section 11.5.  Extension of Time...........................................33
   Section 11.6.  Notices.....................................................33
   Section 11.7.  Survival of Agreements, Relationship........................33
   Section 11.8.  Severability................................................33
   Section 11.9.  Entire Agreement............................................34
   Section 11.10. JURY TRIAL WAIVER...........................................34

EXHIBIT A     WORKING CAPITAL NOTE............................................36

EXHIBIT B     ASSETS OF THE COMPANY SUBJECT TO PERMITTED LIENS OF
              KEY BANK IN CONNECTION WITH LETTER OF CREDIT....................38

SCHEDULE 4.2  DMC DEPOSIT ACCOUNTS............................................39




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                     CREDIT FACILITY AND SECURITY AGREEMENT

     THIS AGREEMENT is made by and between the Company (as herein defined), as borrower, and SNPE (as herein defined), as lender, as of June 14, 2000.

     WHEREAS, the Company and KeyBank National Association, a national banking association (the "Bank"), entered into an Amended and Restated Credit Facility and Security Agreement dated as of November 30, 1998 which, as amended by that certain First Amendment to Amended and Restated Credit Facility and Security Agreement (the "First Amendment") dated December 31, 1998 (the First Amendment and the Amended and Restated Credit Facility and Security Agreement shall be hereinafter collectively referred to as the "Credit Agreement"), provided for loans up to Fourteen Million Dollars ($14,000,000) (the "Loans"), consisting of an Acquisition Line with a maximum credit limit of Five Million Seven Hundred Thousand Dollars ($5,700,000) (the "Acquisition Line"), an Accommodation Line with a maximum credit limit of Two Million Three Hundred Thousand Dollars ($2,300,000) (the "Accommodation Line"), and a Working Capital Credit Line with a maximum credit limit of Six Million Dollars ($6,000,000) (the "Working Capital Line"). The Acquisition Line, Accommodation Line and Working Capital Line are secured, in part, by the Company's eligible accounts receivable and inventory; and

     WHEREAS, on or about October 15, 1999, the Bank and the Company entered into a Deferral and Waiver Agreement, pursuant to which Lender agreed, conditioned upon certain undertakings and covenants of the Company, to waive certain financial covenant violations and to defer certain principal payments under the Loans to December 30, 1999; and

     WHEREAS, on or about December 30, 1999, the Bank and the Company executed a First Amendment to Deferral and Waiver Agreement (the "First Waiver"), and on or about March 27, 2000, the Bank and the Company executed a Second Amendment to Deferral and Waiver Agreement (the "Second Waiver"), and on or about May 2, 2000, the Bank and the Company executed a Third Amendment to Deferral and Waiver Agreement (the "Third Waiver") pursuant to which the Bank agreed, conditioned upon certain undertakings and covenants of the Company, to further waive certain financial covenant violations and to further defer certain principal payments under the Loans to March 30, 2000 with respect to the First Waiver and to the earlier of (i) May 15, 2000 and (ii) the closing of the Stock Purchase Agreement (as defined below) with respect to the Second Waiver and to the earlier of (i) June 30, 2000 and (ii) the closing of the Stock Purchase Agreement with respect to the Third Waiver; and

     WHEREAS, on or about January 20, 2000, the Company and SNPE, Inc., a Delaware corporation ("SNPE"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which SNPE will purchase on June 14, 2000, (i) approximately 2,100,000 shares of the stock of the Company for approximately Five Million Eight Hundred Thousand Dollars ($5,800,000), resulting in SNPE having an ownership interest equal to approximately a fifty and eight-tenths percent (50.8%) in the Company and (ii) a One Million Two Hundred Thousand Dollar ($1,200,000) subordinated note convertible into Company stock (collectively, the "Acquisition");

     WHEREAS, in addition to the Credit Agreement, the Company and the Bank entered into a Reimbursement Agreement dated as of September 1, 1998 (the "Reimbursement Agreement") pursuant to which the Bank agreed to issue a letter of credit in favor of the trustee to secure payment of certain Fayette County Industrial Development Authority Multi-Mode Variable Rate Industrial Revenue Bonds, Series 1998 (Dynamic Materials Corporation Project), to permit the construction of certain facilities of the Company related to its Bonding Division; and

     WHEREAS, the obligations of the Company to the Bank under the Reimbursement Agreement were cross-collateralized and cross-defaulted with its obligations to the Bank under the Credit Agreement; and

     WHEREAS, the Company has agreed to use the majority of the proceeds from the Acquisition, together with proceeds from the Loans to be made hereunder, to repay the outstanding loans of the Bank under the Credit Facility, and has requested that SNPE provide to it short-term financing pending the entry with another commercial lender into a longer-term credit relationship on mutually agreeable terms; and

     WHEREAS, the Bank has agreed to release and/or modify certain of the collateral securing the loans under the Credit Facility and to amend the Reimbursement Agreement;

     NOW THEREFORE, in consideration of the covenants and agreements contained herein, the Company and SNPE hereby mutually agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. General. Any accounting term used but not specifically defined herein shall be construed in accordance with GAAP. The definition of each agreement, document, and instrument set forth in Section 1.2 hereof shall be deemed to mean and include such agreement, document, or instrument as amended, restated, or modified from time to time.

     Section 1.2. Defined Terms. As used in this Agreement:

     "Account" shall mean (a) any account as defined in the UCC, and (b) any right to payment for Goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned.

     "Account Debtor" shall mean the Person who is obligated on an Account Receivable.

     "Account Receivable" shall mean:

     (a) any account receivable, Account, Chattel Paper, Contract Right, General Intangible Document, or Instrument owned, acquired, or received by a Person,

     (b) any other indebtedness owed to or receivable owned, acquired, or received by a Person of whatever kind and however evidenced, and

     (c) any right, title, and interest in a Person's Goods which were sold, leased, or furnished by that Person and gave rise to either (a) or (b) above, or both of them, including, without limitation (i) any rights of stoppage in transit of a Person's sold, leased, or furnished Goods, (ii) any rights to reclaim a Person's sold, leased, or furnished Goods, and (iii) any rights a Person has in such sold, leased, or furnished Goods that have been returned.

     "Affiliate"  shall  mean,  with  respect to a specified  Person,  any other
Person: (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person, (b) which beneficially owns or holds with power to vote five percent (5 %) or more of any class of the voting stock of such Person, (c) five percent or more of the voting stock of which other Person is beneficially owned or held by such Person, or (d) who is an officer or director of such Person.

     "Acquisition" shall have the meaning set forth in the recitals hereto.

     "Applicable Federal Funds Rate" means the Federal Funds Rate calculated as of the first Business Day following each March 31, June 30, September 30, and December 31 (each, a "Determination Date"), which shall be used in calculating any interest due under this Agreement until the next Determination Date.

     "Bonding Division" means the business unit of the Company engaged in the manufacture of explosion bonded clad metal products primarily for the petrochemical and chemical processing industries referred to as the "Explosive Metal Working Group", "Explosive Manufacturing", "Metal Cladding", or "Shock Synthesis" in the Company's annual report on form 10-K filed on March 30, 2000 for the period ended December 31, 1999.

     "Borrower" shall mean the Company.

     "Business Condition" shall mean the financial condition, business and assets of a Person.

     "Business Day" shall mean a day other than Saturday, Sunday or any other day on which commercial banks are required or authorized to close by law in the State of Colorado or the State of New Jersey.

     "Capital Expenditures" shall mean any and all amounts invested, expended or incurred by a Person in respect of the purchase, improvement renovation or expansion of any land and depreciable or amortizable property of such Person (including expenditures required to be capitalized in accordance with GAAP but excluding expenditures relating to the Company's Pennsylvania Industrial Development Revenue Bond Project).

     "Cash Collateral Account" shall mean a commercial Deposit Account designated "cash collateral account" and which SNPE may, upon not less than 30 days' written notice to the Company, request the Company to establish in favor of SNPE at a designated commercial bank, from which account SNPE shall have the exclusive right to withdraw funds until all Obligations are paid, performed, satisfied, enforced, and observed in full.

     "Cash Security" shall mean all cash, Instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which Company presently has or may hereafter have any claim, that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Bank.

     "Chattel Paper" shall mean "chattel paper" as defined in the UCC.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall have the meaning described in Section 3.1 hereof.

     "Commonly   Controlled  Entity"  shall  mean  a  Person,   whether  or  not
incorporated, which is under common control with the Company within the meaning of Section 414(b) or (c) of the Code.

     "Company" shall mean Dynamic Materials Corporation, a Delaware corporation, with its principal office located at 551 Aspen Ridge Dr., Lafayette, Colorado 80026, and its successors.

     "Contract Right" shall mean (a) any contract right, and (b) any right to payment under a contract not yet earned by performance and not evidenced by an Instrument or Chattel Paper.

     "Convertible Subordinated Note" shall mean that certain note in the aggregate principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) executed by the Company in favor of SNPE, a copy of which is attached to the Stock Purchase Agreement.

     "Credit Limit" shall mean Three Million and Five Hundred Thousand Dollars ($3,500,000), as provided in Section 2.1.

     "Credit Loan" shall mean a revolving Loan described in Section 2.1(b) of this Agreement.

     "Deposit Account" shall mean (a) any deposit account, and (b) any demand, time, savings, passbook, or a similar account maintained with a bank, savings and loan association, credit union, or similar organization, other than an account evidenced by a certificate of deposit.

     "Disclosure Schedules" shall mean the disclosure schedules attached to and made a part of the Stock Purchase Agreement.

     "Document" shall mean (a) any document, (b) any document of title, including a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of Goods, and any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold, and dispose of the document and the Goods it covers, and (c) any receipt covering Goods stored under a statute requiring a bond against withdrawal or a license for the issuance of receipts in the nature of warehouse receipts even though issued by a Person who is the owner of the Goods and is not a warehouseman.

     "Environmental Law" shall mean any federal, state, or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability upon a Person in connection with the use, release or disposal of any hazardous toxic or dangerous substance, waste or material.

     "Equipment" shall mean "equipment" (as defined in the UCC) and fixtures (as defined in the UCC) including, without limitation, all machinery, equipment, furniture, furnishings, fixtures, and packaging production equipment, parts, material handling, supplies, and motor vehicles (titled or untitled) of every kind and description, now or hereafter owned by the Company.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" shall mean any one or more of the occurrences described in ARTICLE IX hereof.

     "Federal Funds Rate" shall mean for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

     "GAAP" shall mean generally accepted accounting principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "General Intangible" shall mean (a) any "general intangible" (as defined in the UCC), and (b) any personal property (including things in action) other than Goods, Accounts, Contract Rights, Chattel Paper, Documents, Instruments, and money.

     "Goods" shall mean (a) any "goods" (as defined in the UCC), and (b) all things which are movable at the time the security interest granted to SNPE under the Agreement attaches or which are fixtures but does not include money, Instruments, Documents, Accounts, Chattel Paper, General Intangibles, or Contract Rights.

     "Hazardous Materials" shall mean any substance or material defined or designated as a hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or other similar term, by any United States federal, state or local environmental statute, regulation or ordinance.

     "Indebtedness" shall mean for any Person (i) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (ii) all obligations for the deferred purchase price of capital assets excluding trade payables, (iii) all obligations under conditional sales or other title retention agreements, and (iv) all lease obligations which have been or should be capitalized on the books of such Person.

     "Instrument" shall mean "instruments" (as defined in the UCC).

     "Inventory" shall mean all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all Goods, merchandise, work-in-process, raw materials, finished Goods, and inventory held for lease to other Persons; all other materials, supplies, and tangible personal property of any kind, nature, or description held for sale or lease or for display or demonstration; and all documents of title or other Documents pertaining thereto, and all proceeds of the foregoing.

     "Letter of Credit Loan" shall mean the loan to Company from Bank, in the original principal amount of $6,997,135, subject to reduction upon payments by the Company to the Bank, evidenced by the issuance of a letter of credit to provide a credit enhancement for bond financing and which loan is secured by a lien on certain assets relating to the Company's Bonding Division located at Mount Braddock and Dunbar, Pennsylvania.

     "Lien"  shall  mean  any  mortgage,   security   interest,   lien,  charge,
encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement with respect to any property or asset.

     "Loan" or "Loans" shall mean any of the loan advances to the Company extended by SNPE in accordance with ARTICLE II hereof.

     "Loan Documents" shall mean this Agreement, the Note and any other documents relating thereto.

     "Margin Stock" shall have the meaning given to it under Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

     "Material Adverse Effect" shall mean material adverse effect on (i) the ability of the Company and any Subsidiaries taken as a whole to fulfill their obligations under any of the Loan Documents or (ii) the Business Condition of the Company and any Subsidiaries taken as a whole.

     "Material Agreements" shall mean any agreement to which the Company is a party which provides for the receipt or expenditure by the Company or any Subsidiary of more than $500,000.00 in any 12-month period other than sales orders in the ordinary course of business.

     "Maturity Date" shall mean June 30, 2001.

     "Multiemployer Plan" shall mean a Plan described in ERISA which covers employees of the Company and employees of any other Person, which together would be treated as a single employer for purposes of ERISA.

     "Note" shall mean the promissory note of the Company in substantially the form of Exhibit A hereto.

     "Obligations" shall mean any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with SNPE.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to subtitle A of Title IV or ERISA.

     "Penalty Rate" shall have the meaning assigned to it in Section 2.3(b).

     "Permitted Investment" shall mean the Company's:

     (a) investments existing on the date hereof as disclosed in the Disclosure Schedule;

     (b) extensions of credit in the nature of Accounts Receivable, or notes receivable arising from the Company's sale or lease of goods or services in the ordinary course of business;

     (c) investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

     (d) investments (excluding debt obligations) received in connection with the bankruptcy or reorganization of the Company's customers or suppliers and in settlement of delinquent obligations of, and other disputes with, such customers or suppliers arising, form transactions in the ordinary course of business;

     (e) investments consisting of (i) compensation of Company employees, officers or directors so long as the Company's Board of Directors lawfully determines that such compensation is in the Company's best interest, (ii) travel advances, employee relocation loans and other employee loans and advances lawfully made in the ordinary course of business, and (iii) loans lawfully made to Company's employees, officers or directors relating to the purchase of equity securities of Company;

     (f) investments in marketable U.S. Treasury and Agency obligations;

     (g) investments in certificates of deposit and bankers' acceptances issued or created by any domestic commercial bank;

     (h) investments in instruments issued or enhanced by a member bank of the Federal Reserve System;

     (i) investments in debt obligations issued by a corporation, or state or municipal entity rated Bb or better in accordance with a rating system employed by either Moody's Investor's Service, Inc. or Standard & Poor's Corporation;

     (j) investments that have been approved in writing by SNPE; or

     (k) investments of types not enumerated in subparts (a) through (i) aggregating not in excess of $500,000.

     "Permitted Lien" shall mean the following:

     (a) Liens existing as of the date of this Agreement and disclosed in the Disclosure Schedule;

     (b) Liens for taxes or governmental assessments, charges, or levies the payment of which is not at the time required by any provision of this Agreement or any other Loan Document unless such Liens are not delinquent or are being contested in good faith by appropriate proceedings;

     (c) Liens that secure the Company's Indebtedness for the purchase price of any real or personal property and that only encumber the property purchased, improvements or accessions thereto, and proceeds thereof;

     (d) Liens securing capital lease obligations;

     (e) Liens on Equipment leased by the Company pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such Equipment (including Liens arising from UCC financing statements regarding leases permitted by this provision);

     (f) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of the Company;

     (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of Goods;

     (h) Liens imposed by law, such as Liens of landlords, carriers, warehousemen, mechanics, and materialmen arising in the ordinary course of business for sums not yet due or being contested by appropriate proceedings promptly initiated and diligently conducted, provided the Company has set aside proper amounts, determined in accordance with GAAP, for the payment of all such Liens;

     (i) Liens incurred or deposits made in the ordinary course of business in conjunction with worker's compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, and surety and appeal bonds, or to secure the performance and return of money bonds and other similar obligations, but excluding Indebtedness;

     (j) Liens in respect of judgments or awards with respect to which the Company shall, in good faith, be prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon such appeal or proceeding for review shall have been obtained;

     (k) Liens in favor of the Bank pursuant to the Letter of Credit Loan;

     (l) Liens approved in writing by SNPE; and

     (m) Liens incurred in connection with the extension, renewal, refunding, refinancing, modification, amendment or restatement of Indebtedness secured by Liens of the type described in clauses (a), (c), (d) and (k) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

     "Person" shall mean any natural person, corporation (which shall be deemed to include business trust), association, limited liability company, partnership, joint venture, political entity, or political subdivision thereof.

     "Plan" shall mean any plan (other than a Multiemployer Plan) defined in ERISA in which the Company or any Subsidiary is, or has been at any time during the preceding two (2) years, an "employer" or a "substantial employer" as such terms are defined in ERISA.

     "Proceeds" means any "proceeds" (as defined in the UCC).

     "Related Expenses" means any and all reasonable costs, liabilities, and expenses (including without limitation, losses, damages, penalties, claims, actions, reasonable attorney's fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, SNPE in any attempt by SNPE:

     (a) to obtain, preserve, perfect, or enforce any security interest evidenced by (i) the Agreement, or (ii) any other pledge agreement, mortgage deed, deed of trust, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of SNPE;

     (b) to obtain payment, performance, and observance of any and all of the Obligations;

     (c) to maintain, insure, audit, collect, preserve, repossess, and dispose of any of the Collateral; or

     (d) any such expenses incidental or related to subparts (a) through (c) above.

     "Reportable Event" shall have the meaning assigned to that term in Section 4043 of ERISA for which the requirement of 30 days' notice to the PBGC has not been waived by the PBGC.

     "Single   Employer  Plan"  shall  mean  any  Plan  as  defined  in  Section
4001(a)(15) of ERISA.

     "Subordinated Debt" shall mean Indebtedness of a Person which is subordinated (i) to the Obligations, and (ii) in a manner satisfactory to the Bank, to the Company's obligations under the Letter of Credit Loan, including, but not limited to, the Convertible Subordinated Note.

     "Subsidiary" shall mean any Person of which more than fifty percent (50%) of (i) the voting stock entitling the holders thereof to elect a majority of the Board of Directors, managers, or trustees thereof, or (ii) the interest in the capital or profits of such Person, which at the time is owned or controlled, directly or indirectly, by the Company or one or more other Subsidiaries.

     "UCC" shall mean the Uniform Commercial Code in effect in the State of New York from time to time.

     The foregoing definitions shall be applicable to the singulars and plurals of the foregoing defined terms. All accounting and financial terms used in this Section and in this Agreement and not otherwise defined shall be determined in accordance with GAAP consistently applied.

                                   ARTICLE II

                                CREDIT FACILITIES

     Section 2.1. Amount and Terms of the Credit Facility.

     Working Capital Line. SNPE hereby agrees, subject to the terms and conditions of this Agreement, to make advances available to the Company from time to time on and after the date of this Agreement through and including the Maturity Date, in an aggregate principal amount not to exceed $3,500,000; provided, however, that SNPE agrees to increase the maximum amount available to not more than $4,500,000 subject to (i) receipt of a written request by DMC made not less than five Business Days prior to the date on which DMC anticipates needing the additional funds, which request shall contain a detailed description of the use of proceeds for such additional loans, and (ii) receipt by DMC of written approval of such increase by SNPE. Subject to Sections 2.5 and 2.6 below, until the Maturity Date, the Company may borrow, repay, and reborrow the Loans up to the maximum amount thereof.

     Section 2.2. Loan Evidenced by Note. The Loans made hereunder shall be evidenced by the Note, attached to which shall be attached a ledger reflecting the principal amount of all advances outstanding and all amounts repaid. The ledger shall be presumptive evidence of the principal owing and unpaid on such Note.

     Section 2.3. Interest Rates.

     (a) The Company shall pay interest on the unpaid principal amount of each Loan made by SNPE hereunder from the date of such Loan until such principal amount shall be paid in full, at the Applicable Federal Funds Rate plus 1.5%.

     (b) Upon the occurrence of any Event of Default and so long as such Event of Default is continuing (excepting therefrom an Event of Default created by the Company's failure to deliver its financial statements in accordance with Section
8.1 of this Agreement), the unpaid principal amount of the Loans, and accrued interest thereon, or any fees or any and other sum payable hereunder, shall thereafter until paid in full bear interest at a rate per annum equal to the Applicable Federal Funds Rate plus 6% (the "Penalty Rate").

     Section 2.4. Interest Payments. The Company shall pay to SNPE quarterly interest on the unpaid principal balance of the Loans on March 31, June 30, September 30 and December 31 of each year (with the first interest payment being due on September 30, 2000). On the Maturity Date, all amounts of accrued and unpaid interest shall be immediately due and payable.

     Section 2.5. Principal Payments.

     (a) Commencing October 1, 2000, outstanding Loans shall be repaid by DMC on demand on not less than 90 days' prior written notice by SNPE.

     (b) On the Maturity Date, all amounts of principal outstanding hereunder shall be immediately due and payable.

     Section 2.6. Prepayment.

     (c) Voluntary Prepayment. The Company may prepay any Loan in whole, or in part, at any time or times.

     (d) Prepayment Upon Significant Sale of Assets. Without notice or demand, if the Company sells, leases, transfers or otherwise disposes of any plant or any manufacturing facility or other assets in any transaction or series of transactions involving, in the aggregate, an amount exceeding Three Million Dollars ($3,000,000) then, at the request of SNPE, the Company shall immediately prepay the Loans in the full amount of the consideration (whether cash or otherwise) received by the Company in respect of such sale.

     Section 2.7. Fees. The Company shall pay to SNPE a commitment fee of Ten Thousand Dollars ($10,000) upon the execution of this Agreement.

     Section 2.8. Computation of Interest and Fees. Interest on Loans and unpaid fees, if any, shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.

                                   ARTICLE III

                               SECURITY AGREEMENT

     Section 3.1. Grant of Security Interest. To secure the prompt payment and performance of the Obligations, and in addition to any other collateral or Liens securing the Obligations, the Company hereby grants to SNPE a continuing security interest in and to and a pledge of all of the tangible and intangible personal property and assets of the Company not required in connection with or otherwise used, produced by or resulting from the operations of the Bonding Division, whether now owned or existing or hereafter acquired or arising and wheresoever located including, without limitation (a) all Accounts Receivable,
(b) all Inventory, (c) all Equipment, (d) all General Intangibles, (e) all Cash Security, (f) all Instruments, Documents, documents of title, policies and certificates of insurance, securities, Goods, choses in action, Chattel Paper, cash or other property, to the extent owned by the Company or in which the Company has an interest, (g) all personal property or assets owned by the Company which now or hereafter is at any time in the possession or control of SNPE or in transit by mail or carrier to or from SNPE or in the possession of any Person acting in SNPE's behalf, without regard to whether SNPE received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether SNPE had conditionally released the same, and any and all balances, sums, proceeds and credits of the Company with, and any claims of the Company against, SNPE, (h) all accessions to, substitutions for, and all replacements, products and Proceeds, profits and rents of the herein above-referenced property of the Company described in this Section including, but not limited to, proceeds of insurance policies insuring such property, (i) all books, records, and other property including, but not limited to, credit files, programs, printouts, computer software (to the extent not disallowed by any agreement between the Company and third parties), programs, and disks, magnetic tape and other magnetic media, and other materials and records) of the Company pertaining to any such above-referenced property of the Company, (j) all real property, improvements, fixtures, appurtenances, leasehold interests and any other property of similar kind or character, and (k) all "investment property" (as defined in the UCC) (the property identified in clauses (a) through (k) being referred to as the "Collateral"), subject, in each case, only to any prior Permitted Lien. Assets of the Company which shall not constitute Collateral under this Agreement, but which shall be subject to Permitted Liens of the Bank, are identified on Exhibit B hereto. Notwithstanding the foregoing, the Collateral shall not include (i) that certain sublease (the "Sublease") dated July 22, 1996 between the Company and E.I. duPont de Nemours and Company ("DuPont"), and (ii) those assets located on the property covered by the Sublease or those assets used directly or indirectly in connection with the services provided by the Company to DuPont (as assigned to Mypodiamond, Inc.) under that certain Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996, all of which assets are located at the Company's facility in Dunbar, Pennsylvania.

     Section 3.2. Grant of License. Subject to any prior Permitted Liens, the Company hereby grants to SNPE a fully-paid, royalty-free, worldwide right and license to, upon the occurrence of an Event of Default, (a) use, or sell or otherwise transfer, any and all of the Company's Inventory; (b) use or sell any such work-in-process, raw materials or completed or finished products, and (c) accept any and all orders or shipments of products ordered by the Company from manufacturers and use or sell any such products.

     Section 3.3. Perfection. The Company shall execute such financing statements provided for by applicable law, and otherwise take such other action and execute such assignments or other instruments or documents, in each case as SNPE may reasonably request, to evidence, perfect, or record SNPE's security interest in the Collateral or to enable SNPE to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. The Company hereby authorizes SNPE to execute and file any such financing statement or continuation statement on the Company's behalf. The parties acknowledge that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement to the extent permitted by law.

     Section 3.4. General Representations as to Collateral. The Company represents that the Disclosure Schedule sets forth: (a) the principal place of business of the Company and the office where its chief executive offices and accounting offices are located, (b) the office where Company keeps its records concerning the Accounts Receivable and General Intangibles, (c) the location of the Company's registered office, (d) each location at which is located any Inventory, Equipment or other tangible Collateral of the Company, including, without limitation, the location of any warehouse, bailee or consignee at which Collateral is located, and (e) all trade names, assumed names, fictitious names and other names used by the Company during the five (5) years prior to the date hereof.

     Section 3.5. Title to Collateral; Liens; Transfers. The Company has good, clear and merchantable title to and ownership of the Collateral, free and clear of all Liens, except for Permitted Liens. Except as otherwise provided herein or in any other Loan Document, and except as to Permitted Liens and sales of Inventory in the ordinary course of business, the Company shall not encumber, pledge, mortgage, grant a security interest in, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution or otherwise, any of the Collateral.

     Section 3.6. Changes Affecting Perfection. The Company shall not, without giving SNPE thirty (30) days prior notice thereof: (a) make any change in any location where the Company's Equipment or material amounts of the Company's Inventory is maintained or locate any of the Company's Equipment or material amounts of the Company's Inventory at any new locations, (b) make any change in the location of its chief executive office, principal place of business or the office where Company's records pertaining to its Accounts and General Intangibles are kept (c) add any new places of business or close any of its existing places of business, (d) make any change in Company's name or adopt any trade names, assumed names or fictitious names or otherwise add any name under which the Company does business, or (e) make any other change (other than sales of Inventory in the ordinary course of business) which might affect the perfection or priority of SNPE's Lien in the Collateral.

     Section 3.7. Power of Attorney for Insurance. Upon request of SNPE, the Company shall promptly deliver to SNPE true copies of all reports made to insurance companies. The Company hereby irrevocably makes, constitutes, and appoints SNPE (and all officers, employees, or agents designated by SNPE) as its true and lawful attorney-in-fact and agent, with full power of substitution, such that SNPE shall have the right and authority, upon the occurrence and during the continuance of an Event of Default which has not been waived in writing by SNPE as required by this Agreement, to make and adjust claims under such policies of insurance, receive and endorse the name of the Company on, any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and make all determinations and decisions with respect to such policies of insurance, subject, in each case to any prior rights of the Bank under its credit facility and security agreement with the Company. The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Without waiving or releasing any obligation, Potential Default or Event of Default by the Company under this Agreement, SNPE may (but shall not be required to) at any time or times thereafter maintain such action with respect thereto as SNPE deems advisable. All sums disbursed by SNPE in connection therewith (including, but not limited to, reasonable attorneys' and paralegals' fees and disbursements, court costs, expenses and other charges relating thereto) shall be payable on demand, and until paid by the Company to SNPE, with interest thereon at the Penalty Rate, and shall be additional Obligations under this Agreement secured by the Collateral.

     Section  3.8.  Protection  of  Collateral;   Reimbursement.  All  insurance
expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping any Collateral, any and all excise, property, sales, use, or other taxes imposed by any state, Federal, or local authority on any of the Collateral, or in respect of the sale thereof, or otherwise in respect of the Company's business operations which, if unpaid, could result in the imposition of any Lien upon the Collateral, shall be borne and paid by the Company. If the Company fails to promptly pay any portion thereof when due, except as may otherwise be permitted under this Agreement or under any of the other Loan Documents, SNPE, at its option, may, but shall not be required to, pay the same. All sums so paid or incurred by SNPE for any of the foregoing and any and all other sums for which the Company may become liable under this Agreement and all reasonable costs and expenses (including reasonable attorneys' fees and paralegals' fees, legal expenses, and court costs, expenses and other charges related thereto) which SNPE may incur in enforcing or protecting its Liens on or rights and interests in the Collateral or any of its rights or remedies under this Agreement or any other agreement between the parties to this Agreement or in respect of any of the transactions to be had under this Agreement shall be repayable within five (5) Business Days of demand and if not paid within said five (5) Business Day period, which amount shall also accrue interest, until paid by the Company to SNPE with interest thereon at a rate per annum equal to the Penalty Rate, shall be additional Obligations under this Agreement secured by the Collateral. Unless otherwise provided by law, neither SNPE nor any Affiliate of SNPE shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever.

     Section 3.9. Inspection; Verification. During regular business hours and with prior notice to the Company, SNPE (by any of its officers, employees, agents, representatives, or designees) shall have the right to inspect the Company's Collateral and to inspect and audit all books, records, journals, orders, receipts, or other correspondence related thereto (and to make extracts or copies thereof as SNPE may desire) and to inspect the premises upon which any of the Collateral is located for the purpose of verifying the amount, quality, quantity, value, and condition of, or any other matter relating to, the
Collateral, provided, however, that upon the occurrence and during the continuance of an Event of Default, SNPE may exercise such access and other rights at any time SNPE deems such action necessary or desirable. In addition to inspections as outlined above, SNPE or its designee shall have the right to make test verifications of the Accounts Receivable and other Collateral and physical verifications of the Inventory and other tangible items of the Collateral in any manner and through any commercially reasonable medium that SNPE considers advisable, and the Company agrees to furnish all such assistance and information as SNPE may require in connection therewith. The Company shall pay the costs for each of one such inspection and one such verification in each 12-month period; provided, however, that if an Event of Default has occurred and is continuing, the Company shall pay the costs of all such inspections and verifications.

     Section 3.10. Assignments, Records and Schedules of Accounts. If requested by SNPE, on or before the thirtieth (30th) calendar day of each month from and after the date of this Agreement, the Company shall deliver to SNPE, in form and substance acceptable to SNPE, a summary aged trial balance of the Company's Accounts Receivables dated as of the last day of the preceding month (and upon SNPE's request, a detailed aged trial balance, of all then existing Accounts Receivable specifying the names, face value and dates of invoices for each Account Debtor obligated on an Account Receivable so listed). In addition, upon SNPE's request, the Company shall furnish SNPE with copies of proof of delivery and the original copy, if available, of all documents relating to the Accounts Receivable including, but not limited to, repayment histories and present status reports, and such other matters and information relating to the status of then existing Accounts Receivable as SNPE shall reasonably request. If, upon the occurrence of an Event of Default, SNPE so requests, the Company shall execute and deliver to SNPE, on forms supplied by SNPE and at such intervals as SNPE may from time to time require, written assignments of all of its Accounts after shipment of the subject goods, together with copies of invoices and/or invoice registers related thereto.

     Section 3.11. Reporting Regarding Inventory. If requested by SNPE, the Company shall report inventory figures no later than thirty (30) days after the end of each month based upon month-end balances reconciled to the period end balance sheet. The Company's Inventory shall be reported based upon reconciliation of the financial statements to the perpetual inventory system or a regular physical count as the case may be, and: (a) the values shown on reports of Inventory shall be at the lower of cost or market value determined in accordance with the Company's usual cost accounting system, consistently applied, and (b) no later than thirty (30) days after the end of each month, or more frequently, if SNPE shall so request, the Company shall submit to SNPE an inventory report, the Company's perpetual inventory records and its general ledger, broken down into such detail and with such categories as SNPE shall require.

     Section 3.12. Other Collateral Reports. If requested by SNPE, the Company shall furnish SNPE with, on or before the thirtieth (30th) day of each month from and after the date of this Agreement, a report listing the schedule of backlog of orders being processed by the Company, and such other reports regarding other Collateral as SNPE from time to time reasonably may request.

                                   ARTICLE IV

                      SPECIFIC REPRESENTATIONS, WARRANTIES
                      AND COVENANTS RELATING TO COLLATERAL

     Section 4.1. Disputes and Claims Regarding Accounts. The Company shall notify SNPE promptly of all material disputes and claims and settle or adjust them at no expense to SNPE, but no material discount, credit or allowance outside the ordinary course of business or material adverse extension, compromise or settlement shall be granted to any customer or Account Debtor in respect of an Account Receivable and no returns of merchandise outside the ordinary course of business shall be accepted by the Company in settlement or satisfaction of an Account Receivable which settlement or satisfaction would have a Material Adverse Effect, without SNPE's consent which consent shall not be unreasonably withheld.

     Section 4.2. Deposit Accounts. Other than: (a) the Cash Collateral Account (if required by SNPE), and (b) those other Deposit Accounts disclosed on the
Schedule 4.2 attached hereto and consented to by SNPE, neither the Company nor any of its Subsidiaries maintains a Deposit Account or trust account for the purpose of collecting and depositing Collections and/or Remittances or otherwise holding monies of the Company.

     Section 4.3. Compliance with Terms of Accounts; General Intangibles. The Company will perform and comply in all material respects with all obligations in respect of Accounts Receivable, Chattel Paper, General Intangibles and under all other contracts and agreements to which it is a party or by which it is bound relating to the Collateral where failure to so comply would result in any material impairment in the value of the Collateral, unless the validity thereof is being contested in good faith by appropriate proceedings and such proceedings do not involve the material danger of the sale, forfeiture or loss of the Collateral which is the subject of such proceedings or the priority of the lien in favor of SNPE thereon.

     Section 4.4. No Waivers, Extensions, Amendments. The Company will not, without SNPE's prior written consent, which consent shall not be unreasonably withheld or delayed, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon, other than in the ordinary course of business; provided, however, that no such written consent shall be required for the Company to grant any such extension for or to compromise or settle any of such Accounts, Chattel Paper or Instruments if such action is consistent with the Company's business practices in the ordinary course.

     Section 4.5. Location of Collateral. All of the locations of the Company and its Subsidiaries and all locations of the Collateral are set forth in the Disclosure Schedule. Other than as otherwise set forth in the Disclosure Schedule, as amended or supplemented by written notice to SNPE: (a) the Company does not keep, and shall not keep, any Collateral owned by it on any property not owned in fee simple by the Company, and (b) each of the Subsidiaries of the Company does not keep, and shall not keep, any Collateral owned by it on any property not owned in fee simple by the Company except to the extent permitted by this Agreement.

     Section 4.6. Lien Priority. From and after the date of this Agreement, by reason of the filing of financing statements and termination statements in all requisite government offices, this Agreement and the Loan Documents will create and constitute a valid and perfected first priority security interest (except as otherwise expressly permitted by this Agreement and/or subject to Permitted Liens) in and Lien on that portion of the Collateral which can be perfected by such filing or delivery, which security interest will be enforceable by SNPE against the Company and all third parties as security for payment of all Obligations.

     Section 4.7. Lien Waivers; Landlord, Bailee and Consignee Waivers, Warehouse Receipts. The Company will not create, permit or suffer to exist and will defend the Collateral against and take such other action as is necessary to remove, any Lien, claim or right, in or to the Collateral, other than the Permitted Liens. The Company shall defend the right, title and interest of SNPE in and to any of the Company's rights to the Collateral and in and to the Proceeds and products thereof against the claims and demands of all Persons. In the event any Collateral of the Company comprising personal property subject to the security interest or Lien in favor of SNPE is at any time located on any real property not owned by the Company, the Company will obtain and maintain in effect at all times while any such Collateral is so located valid and effective lien waivers, in form and substance reasonably satisfactory to SNPE whereby each owner, landlord, consignee, bailee and mortgagee having an interest in such real property shall disclaim any interest in such Collateral, as the case may be, and shall agree to allow SNPE reasonable access to such real property in connection with any enforcement of the security interest granted hereunder.

     Section 4.8. Maintenance of Insurance. The Company will maintain with financially sound and reputable companies, insurance policies: (a) insuring the real property portion of the Collateral, the Equipment, the Inventory, and all equipment subject to any lease, against loss by fire, explosion, theft, flood (if any such properties are located in a federally designated flood hazard area) and such other casualties as are usually insured against by companies engaged in the same or similar businesses, and (b) insuring the Company and SNPE against liability for personal injury and property damage relating to such real property, Equipment, Inventory and equipment covered by any equipment lease, such policies to be in such form and in such amounts and coverage as may be reasonably satisfactory to SNPE, with losses payable to the Company and SNPE as their respective interests may appear. All insurance with respect to the real property, Equipment and Inventory shall: (i) provide that no cancellation, reduction in amount, change in coverage or expiration thereof, shall be effective until at least thirty (30) days after written notice to SNPE thereof and (ii) be satisfactory in all respects to SNPE.

     Section 4.9. Maintenance of Equipment. The Company will keep and maintain each item of Equipment necessary for the operation of the Company's business in good operating condition, ordinary wear and tear excepted, and the Company will provide all maintenance and service, and all repairs necessary for such purpose.

     Section 4.10. Limitations on Dispositions of Inventory and Equipment. The Company will not sell, transfer, lease or otherwise dispose of any of the Inventory or Equipment, or attempt, offer or contract to do so, except for (a) dispositions of Inventory in the ordinary course of business, and (b) so long as no Event of Default has occurred, the disposition of obsolete or worn out Equipment in the ordinary course of business and other dispositions of Equipment permitted by this Agreement.

     Section 4.11. General Appointment as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints SNPE and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time following the occurrence of an Event of Default and for such time as such Event of Default is continuing, in SNPE's reasonable discretion, for the purpose of carrying out the terms of this Agreement, without notice (except as specifically provided herein) to or assent by the Company, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to effect the terms of this Agreement, including, without limiting the generality of the foregoing, the power and right, on behalf of the Company, to do the following, upon notice to the Company: (a) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance, called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, and otherwise to itself perform or comply with, or otherwise cause performance or compliance with, any of the covenants or other agreements of the Company contained in this Agreement which the Company has failed to perform or with which the Company has not complied,
(b) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of component jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (c) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (d) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; (e) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes; and (f) to do, at SNPE's option and the Company's expense, at any time, or from time to time, all acts and things which SNPE deems necessary, to protect, preserve or realize upon the Collateral, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, subject, in each case, to any prior rights of holders of Permitted Liens. This power of attorney is a power coupled with an interest and shall be irrevocable.

     Section 4.12. SNPE Not Liable. The powers conferred on SNPE hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. SNPE shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for its own gross negligence or willful misconduct.

     Section 4.13. Authority to Execute Transfers. Without limitation of any authorization granted to SNPE hereunder, the Company also hereby authorizes SNPE, upon the occurrence of an Event of Default, to execute, in connection with the exercise by SNPE of its remedies hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral, subject, in each case, to any prior rights granted by the Company, with the consent of SNPE, of holders of Permitted Liens.

     Section 4.14. Performance by SNPE of the Company's Obligations. If the Company fails to perform or comply with any of its agreements contained herein and SNPE shall itself perform or comply, or otherwise cause performance or compliance with, such agreement, the expenses of SNPE incurred in connection with such performance or compliance together with, interest thereon at the interest rate provided for in Section 2.5(b) hereof in effect from time to time, shall be payable by the Company to SNPE within five (5) Business Days following demand.

     Section 4.15. Costs of Collection. All reasonable costs of collection of the Company's Accounts Receivable, including out-of-pocket expenses, administrative and record-keeping costs, and reasonable attorneys' fees, shall be the sole responsibility of the Company, whether the same are incurred by SNPE or the Company, and SNPE, in its sole discretion, may charge the same against the Company and/or any account maintained by the Company with SNPE and the same shall be deemed part of the Obligations hereunder. The Company hereby indemnifies and holds SNPE harmless from and against any loss or damage with respect to any collection or remittance from an Account Debtor which is dishonored or returned for any reason. If any collection or remittance from an Account Debtor is dishonored or returned unpaid for any reason, SNPE, in its sole discretion, may charge the amount of such dishonored or returned collection or remittance directly against the Company and/or any account maintained by the Company with SNPE and such amount shall be deemed part of the Obligations hereunder. SNPE shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of SNPE under this Agreement, except losses or damages resulting from SNPE's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     Section 4.16. Notice to Account Debtors. Subject to any rights of any Lien holder in connection with its Permitted Liens, the Company hereby authorizes SNPE, upon the occurrence and during the continuance of an Event of Default, in accordance with the powers conferred upon SNPE pursuant to any applicable provision of this Agreement, to: (a) notify any or all Account Debtors that the Accounts Receivable have been assigned to SNPE, for the benefit of SNPE, and that SNPE has a security interest therein, and (b) direct such Account Debtors to make all payments due from them to the Company upon the Accounts Receivable directly to SNPE; provided, however, that SNPE shall not exercise any of its rights under this sentence unless: (i) the Company has failed to so notify or direct any such Account Debtor following a request from SNPE to the Company for such notification or direction, or (ii) SNPE reasonably believes that the Company has failed to so notify or direct any such Account Debtor. SNPE shall promptly furnish the Company with a copy of any such notice sent. Any such notice, in SNPE's sole discretion, may be sent on the Company's stationery, in which event the Company shall co-sign such notice with SNPE.

     Section 4.17. Appointment of Attorney-in-Fact. The Company hereby irrevocably appoints SNPE (and all persons designated by SNPE) as the Company's true and lawful attorney (and agent-in-fact) authorized, upon the occurrence and during the continuance of an Event of Default in the Company's or SNPE's name, to (i) demand payment of the Accounts Receivable, (ii) enforce payment of the Accounts Receivable, by legal proceedings or otherwise, (iii) exercise all of the Company's rights and remedies with respect to the collection of the Accounts and any other Collateral, (iv) settle, adjust, compromise, extend, or renew the Accounts Receivable, (v) settle, adjust, or compromise any legal proceedings brought to collect the Accounts Receivable, (vi) if permitted by applicable law, sell or assign the Accounts Receivable and other Collateral upon such terms, for such amounts, and at such time or times as SNPE deems advisable, (vii) discharge and release the Accounts Receivable and any other Collateral, (viii) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (ix) prepare, file, and sign the Company's name on a proof of claim in bankruptcy or similar document against any Account Debtor, (x) prepare, file, and sign the Company's name on any notice of Lien, assignment, or satisfaction of Lien or similar document in connection with the Accounts Receivable, (xi) do all acts and things necessary, in the Bank's discretion, to fulfill the Company's obligations under this Agreement, (xii) endorse the name of the Company upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of SNPE on account of the Obligations,
(xiii) endorse the name of the Company upon any Chattel Paper, document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to the Accounts Receivable, Inventory and any other Collateral, (xiv) use the Company's stationery and sign the name of the Company to verifications of the Accounts Receivable and notices thereof to Account Debtors, (xv) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts Receivable, Inventory, and any other Collateral to which the Company has access, and (xvi) notify post office authorities to change the address for delivery of the Company's mail to an address designated by SNPE, receive and open all mail addressed to the Company, and, after removing all collections and remittances and other proceeds of Collateral, forward the mail to the Company. The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                    ARTICLE V

              GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to SNPE (which representations and warranties will survive the delivery of the Note and all extensions of credit under this Agreement) that:

     Section 5.1. Organization; Corporate Power.

     (e) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated;

     (f) The Company has the corporate power and authority to own its properties and assets and to carry on its business as now being conducted; (g) The Company is qualified to do business in every jurisdiction in which the ownership or leasing of its property or the doing of business requires such qualification and the failure of such qualification would have a Material Adverse Effect; and

     (h) The Company has the corporate power to execute, deliver, and perform its obligations under the Loan Documents and to borrow hereunder.

     Section 5.2. Authorization of Loan. The execution, delivery, and performance of the Loan Documents and the Loans by Company have been duly authorized by all requisite corporate action and have been reviewed and approved by the Bank and SNPE.

     Section 5.3. No Conflict. The execution, delivery, and performance of the Loan Documents will not (a) violate any provision of any law, rule or regulation, the Articles of Incorporation of Company, or By-Laws of Company, (b) violate any order of any court or other agency of any federal or state government or any provision of any material indenture, agreement or other instrument to which Company is a party or by which it or any of its properties or assets are bound, (c) conflict with, result in a breach of, or constitute (with passage of time or delivery of notice, or both), a default under any such material indenture, agreement, or other instrument, or (d) result in the creation or imposition of any Lien, other than a Permitted Lien, or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company except in favor of SNPE.

     Section 5.4. Execution of Loan Documents. The Loan Documents have been duly executed and are valid and binding obligations of the Company fully enforceable in accordance with their respective terms.

     Section 5.5. Financial Condition. The following information with respect to the Company has heretofore been furnished to SNPE:

     (i) Audited annual financial statements of the Company for the period ended December 31, 1999;

     (j) Unaudited, internally prepared financial statements of the Company for the three-month period ending March 31, 2000;

     (k) Unaudited, internally prepared balance sheets and income statements for the month of April, 2000; and

     (l) Pro forma financial statements of the Company for the year ended December 31, 2000, including a consolidated opening balance sheet and a consolidated statement of profit and loss of the Company.

     Each of the financial statements referred to above in this Section 5.5 was prepared in accordance with GAAP (subject in the case of interim statements, to the absence of footnotes and normal year-end adjustments) applied on a consistent basis, except as stated therein. Each of the financial statements referred to above in this Section 5.5 fairly presents the financial condition or pro forma financial condition, as the case may be, of the Company and is complete and correct in all material respects and no Material Adverse Effect has occurred since the date thereof.

     Section 5.6. Liabilities; Liens. The Company has made no investment in, advance to, or guarantee of, the obligations of any Person nor are the Company's assets and properties subject to any claims, liabilities, Liens, or other encumbrances, except as disclosed in the financial statements and related notes thereto referred to in Section 5.5 hereof.

     Section 5.7. Litigation. There is no action, suit, examination, review, or proceeding by or before any governmental instrumentality or agency now pending (including any claims alleging infringement of intellectual property rights of others) or, to the knowledge of the Company, threatened against the Company or against any property or rights of the Company, which, if adversely determined, would materially impair the right of the Company to carry on its business as now being conducted, would materially adversely affect the financial condition of the Company, or would draw into question the legal existence of the Company or the validity authorization or enforceability of any of the Loan Documents, except for the litigation, if any, described in the notes to the financial statements referred to in Section 5.5 hereof.

     Section 5.8. Payment of Taxes. Except as set forth in the Disclosure Schedule, the Company has accurately prepared and timely filed, or caused to be filed, all Federal, state, local, and foreign tax returns required to be filed, and has paid, or caused to be paid, all taxes as are shown on such returns, or on any assessment received by the Company, to the extent that such taxes become due, except as otherwise contested in good faith. The Company has set aside proper amounts on its books, determined in accordance with GAAP, for the payment of all taxes for the years that have not been audited by the respective tax authorities or for taxes being contested by the Company.

     Section 5.9. Absence of Adverse Agreements. The Company is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any corporate or partnership restriction which would be reasonably likely to have a Material Adverse Effect.

     Section 5.10. Regulatory Status. Neither the making nor the performance of this Agreement, nor any extension of credit hereunder, requires the consent or approval of any governmental instrumentality or political subdivision thereof, any other regulatory or administrative agency, or any court of competent jurisdiction.

     Section 5.11. Federal Reserve Regulations: Use of Loan Proceeds. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any governmental body, including without limitation the provisions of Regulations G, U, or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     Section 5.12. Subsidiaries. The Company has no Subsidiaries.

     Section 5.13. ERISA. The Company and any Commonly Controlled Entity do not maintain or contribute to any Plan which is not in substantial compliance with ERISA. Neither the Company nor any Commonly Controlled Entity maintains, contributes to, or is required to make or accrue a contribution or has within any of the six preceding years maintained, contributed to or been required to make or accrue a contribution to any Plan subject to regulation under Title IV of ERISA, any Plan that is subject to the minimum funding requirements of
Section 412 of the Code or Section 302 of ERISA, or any Multiemployer Plan.

     Section 5.14. Solvency. The Company is not insolvent as defined in any applicable state or federal statute, nor will the Company be rendered insolvent by the execution and delivery of this Agreement or the Note. The Company is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to SNPE incurred hereunder. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

     Section 5.15. Disclosure Schedule. The Disclosure Schedule accurately and completely lists the location of all real property owned or leased by the Company. The Company enjoys quiet possession under all material leases of real property to which it is a party as a lessee, and all of such leases are valid, subsisting and, in full force and effect. Except as specified in the Disclosure Schedule, none of the real property occupied by the Company is located within any federal, state or municipal flood plain zone. Except as set forth in the Disclosure Schedule, all of the material properties used in the conduct of the Company's business (i) are in good repair, working order and condition (reasonable wear and tear excepted) and reasonably suitable for use in the operation of the Company's business; and (ii) are currently operated and maintained, in all material respects, in accordance with the requirements of applicable governmental authorities.

     Section 5.16. Accuracy of Representations and Warranties. None of the Company's representations or warranties set forth in this Agreement or in any document or certificate furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement of fact contained herein or therein, in light of the circumstances under which it was made not misleading.

     Section 5.17. No Investment Company. The Company is not an "investment company" or a Company "controlled' by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, which is required to register thereunder.

     Section 5.18. Approval. Except as set forth in the Disclosure Schedule, all approvals required of the Company from all Persons, including, without limitation, SNPE, Inc. and all governmental authorities with respect to the Loan Documents have been obtained.

     Section 5.19. Licenses, Registrations, Compliance with Laws, etc. The Disclosure Schedule accurately and completely describes all permits, governmental licenses, registrations and approvals, material to carrying out of the Company's businesses as presently conducted and required by law or the rules and regulations of any federal, foreign governmental, state, county or local association, corporation or governmental agency, body, instrumentality or commission having jurisdiction over the Company, including but not limited to the United States Environmental Protection Agency, the United States Department of Labor, the United States Occupational Safety and Health Administration, the United States Equal Employment Opportunity Commission, the Federal Trade Commission and the United States Department of Justice and analogous and related state and foreign agencies. All existing material authorizations, licenses and permits are in full force and effect, are duly issued in the name of, or validly assigned to the Company and the Company has full power and authority to operate thereunder. There is no material violation or material failure of compliance or, to the Company's knowledge, allegation of such violation or failure of compliance on the part of the Company with any of the foregoing permits, licenses, registrations, approvals, rules or regulations and there is no action, proceeding or investigation pending or to the knowledge of the Company threatened nor has the Company received any notice of such which might result in the termination or suspension of any such permit, license, registration or approval which in any case could have a Material Adverse Effect.

     Section 5.20. Copyright. The Company has not violated any of the provisions of the Copyright Revision Act of 1976, 17 U.S.C. ss. 101, et seq. Except as set forth on the Disclosure Schedule, the Company has not filed any registration statements, notices and statements of account with the United States Copyright Office. The Disclosure Schedule accurately and completely sets forth all registered copyrights held by the Company and contains exceptions to the representations contained in this Section 5.20. To the Company's knowledge no inquiries regarding any such filings have been received by the Copyright Office.

     Section 5.21. Environmental Compliance. Except as expressly set forth in the Disclosure Schedule or as would not reasonably be expected to have a Material Adverse Effect, neither the Company, nor, to the knowledge of management of the Company, any other Person has:

     (m) ever caused, permitted, or suffered to exist any Hazardous Material to be spilled, placed, held, located or disposed of on, under, or about, any of the premises owned or leased by the Company (the "Premises"), or from the Premises into the atmosphere, any body of water, any wetlands, or on any other real property, nor does any Hazardous Material exist on, under or about the Premises, or in respect of Hazardous Material used or disposed of in compliance with law;

     (n) ever used (whether by the Company or by any other Person) as a treatment storage or disposal (whether permanent or temporary) site for any Hazardous Waste as defined in 42 U.S.C.A.ss.6901, et seq. (the Resource -- --- Recovery and Conservation Act); and

     (o) any knowledge of any notice of violation, lien or other notice issued by any governmental agency with respect to the environmental condition of the Premises or any other property occupied by the Company.

The Company is in compliance with all Environmental Laws and all other applicable federal, state and local health and safety laws, regulations, ordinances or rules, except to the extent that any noncompliance will not, in the aggregate, have a Materially Adverse Effect on the Company or the ability of the Company to fulfill its obligations under this Agreement or the Notes.

     Section 5.22. Material Agreements, etc. The Disclosure Schedule accurately and completely lists all Material Agreements, all of which are presently in effect. All of the Material Agreements are legally valid, binding, and to the Company's knowledge, in fall force and effect and neither the Company nor, to the Company's knowledge, any other parties thereto are in material default thereunder.

     Section 5.23. Patents, Trademarks and Other Property Rights. The Disclosure Schedule contains a complete and accurate schedule of all registered trademarks, registered copyrights and patents of the Company, and pending applications therefor, and all other intellectual property in which the Company has any rights other than "off-the-shelf" software which is generally available to the general public at retail. Except as set forth in the Disclosure Schedule, the Company owns, possesses, or has licenses to use all the patents, trademarks, service marks, trade names, copyrights and nongovernmental licenses, and all rights with respect to the foregoing, necessary for the conduct of its business as now conducted, without, to the Company's knowledge, any conflict with the rights others with respect thereto.

                                   ARTICLE VI

                 GENERAL REPRESENTATIONS AND WARRANTIES OF SNPE

     SNPE represents and warrants to the Company that:

     Section 6.1. Organization; Corporate Power.

     (p) SNPE is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated;

     (q) SNPE has the corporate power and authority to own its properties and assets and to carry on its business as now being conducted;

     (r) SNPE is qualified to do business in every jurisdiction in which the ownership or leasing of its property or the doing of business requires such qualification and the failure of such qualification would have a Material Adverse Effect; and

     (s) SNPE has the corporate power to execute, deliver, and perform its obligations under the this Agreement.

     Section 6.2. Authorization. The execution, delivery, and performance of this Agreement and the other Loan Documents and the making of the Loans to the Company have been duly authorized by all requisite corporate action of SNPE.

     Section 6.3. No Conflict. The execution, delivery, and performance of this Agreement and Loan Documents by SNPE will not (a) violate any provision of any law, rule or regulation, the Certificate of Incorporation or By-Laws of SNPE,
(b) violate any order of any court or other agency of any federal or state government or any provision of any material indenture, agreement or other instrument to which SNPE is a party or by which it or any of its properties or assets are bound or, (c) conflict with, result in a breach of, or constitute (with passage of time or delivery of notice, or both), a default under any such material indenture, agreement, or other instrument.

     Section 6.4. Execution of Loan Documents. This Agreement and the other Loan Documents have been duly executed and are valid and binding obligations of SNPE fully enforceable in accordance with their respective terms.

     Section 6.5. Regulatory Status. Neither the making nor the performance of this Agreement, nor any extension of credit hereunder, requires the consent or approval of any governmental instrumentality or political subdivision thereof, any other regulatory or administrative agency, or any court of competent jurisdiction.

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

     Section 7.1. Closing of Loans. The obligation of SNPE to make the Loans shall be subject to satisfaction of the following conditions, unless waived in writing by SNPE: (a) all legal matters and Loan Documents incident to the transactions contemplated hereby shall be reasonably satisfactory, in form and substance, to SNPE's counsel; (b) SNPE shall have received (i) certificates by an authorized officer of Company, upon which SNPE may conclusively rely until superseded by similar certificates delivered to SNPE, certifying (A) all requisite action taken in connection with the transactions contemplated hereby, and (B) the names, signatures, and authority of Company's authorized signers executing the Loan Documents, and (ii) such other documents as SNPE may reasonably require to be executed by, or delivered on behalf of Company; (c) SNPE shall have received the Note, with all blanks appropriately completed, executed by an authorized signer of Company; (d) the Company shall have paid to SNPE the fee then due and payable in accordance with ARTICLE II of this Agreement; and (e) SNPE shall have received documentation identifying assets of the Company which are pledged to the Bank to support the Credit Agreement and the Loans hereunder.

     Section 7.2. Each Advance. The obligation of SNPE to make each subsequent advance hereunder shall be subject to satisfaction of the following additional conditions that at the date of making such advance, and after giving effect thereto: (a) no Event of Default shall have occurred and be then continuing, (b) each representation and warranty set forth in this Agreement and in each of the other Loan Documents is true and correct as if then made, and (c) no event shall have occurred or failed to occur which has or is reasonably likely to have a Material Adverse Effect.

                                  ARTICLE VIII

                                    COVENANTS

     As long as credit is available hereunder or until all principal of and interest on the Note have been paid in full:

     Section 8.1. Accounting: Financial Statements and Other Information. The Company will maintain a standard system of accounting, established and administered in accordance with GAAP consistently followed throughout the periods involved, and will set aside on its books for each fiscal month the proper amounts or accruals for depreciation, obsolescence, amortization, bad debts, current and deferred taxes, prepaid expenses, and for other purposes as shall be required by GAAP. The Company will deliver to SNPE:

     (t) As soon as practicable after the end of each calendar month in each year and in any event within thirty (30) days thereafter, a consolidated and consolidating balance sheet of the Company as of the end of such month, and statements of income, changes in financial position, and shareholders' equity of the Company for such month, certified as complete and correct by the principal financial officer of the Company, subject to changes resulting from year-end adjustments,

     (u) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a consolidated and consolidating balance sheet of the Company as of the end of such year, and statements of income, changes in financial position, and shareholders' equity of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report and an unqualified opinion of independent certified public accountants of recognized standing, selected by the Company and satisfactory to SNPE, which report and opinion shall be prepared in accordance with generally accepted auditing standards, together with a certificate by such accountants (i) briefly setting forth the scope of their examination (which shall include a review of the relevant provisions of this Agreement and stating that in their judgment such examination is sufficient to enable them to give the certificate, and (ii) stating whether their examination has disclosed the existence of any condition or event which constitutes an Event of Default under this Agreement, and, if their examination has disclosed such a condition or event, specifying the nature and period of existence thereof;

     (v) promptly after the filing thereof, copies of the state and federal tax returns of the Company and all schedules thereto;

     (w) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders, and promptly after the sending or filing thereof, copies of all regular and periodic reports which the Company shall file with the Securities and Exchange Commission or any national securities exchange; and

     (x) With reasonable promptness, such other data and information as from time to time may be reasonably requested by SNPE.

     Section 8.2. Insurance; Maintenance of Properties. The Company will maintain with financially sound and reputable insurers, insurance with coverage and limits as may be required by law or as may be reasonably required by SNPE. The Company will, upon request from time to time, furnish to SNPE a schedule of all insurance carried by it, setting forth in detail the amount and type of such insurance. The Company will maintain in good repair, working order, and condition, all properties used or useful in the business of the Company.

     Section 8.3. Existence; Business. The Company will cause to be done all things necessary to preserve and keep in full force and effect its existence and rights, to conduct its business in a prudent manner, to maintain in full force and effect, and renew from time to time, its franchises, permits, licenses, patents, and trademarks that are necessary to operate its business. The Company will comply in all material respects with all valid laws and regulations now in effect or hereafter promulgated by any properly constituted governmental authority having jurisdiction; provided, however, that the Company shall not be required to comply with any law or regulation which it is contesting in good faith by appropriate proceedings as long as either the effect of such law or regulation is stayed pending the resolution of such proceedings or the effect of not complying with such law or regulation is not to jeopardize any franchise, license, permit patent, or trademark necessary to conduct the Company's business.

     Section 8.4. Payment of Taxes. The Company will pay all taxes, assessments, and other governmental charges levied upon any of its properties or assets or in respect of its franchises, business, income, or profits before the same become delinquent, except that no such taxes, assessments, or other charges need be paid if contested by the Company in good faith and by appropriate proceedings promptly initiated and diligently conducted and if the Company has set aside proper amounts, determined in accordance with GAAP, for the payment of all such taxes, changes, and assessments.

     Section 8.5. Litigation; Adverse Changes. The Company will promptly notify SNPE in writing of (a) any future event which, if it had existed on the date of this Agreement would have required qualification of any of the representations and warranties set forth in this Agreement or any of the other Loan Documents, and (b) any Material Adverse Effect.

     Section 8.6. Notice of Default. The Company will promptly notify SNPE of any Event of Default hereunder and any demands made upon the Company by any Person for the acceleration and immediate payment of any Indebtedness owed to such Person.

     Section 8.7. Inspection. The Company will make available for inspection by duly authorized representatives of SNPE, or its designated agent, the Company's books, records, and properties when reasonably requested to do so, and will furnish SNPE such information regarding its business affairs and financial condition within a reasonable time after written request therefor.

     Section 8.8. Environmental Matters. The Company:

     (y) Shall comply with all Environmental Laws, and

     (z) Shall deliver promptly to SNPE (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency, and (ii) copies of any documents submitted by Company to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning its operations.

     Section 8.9. Sale of Assets. The Company will not, directly or indirectly, sell, lease, transfer, or otherwise dispose of any plant or any manufacturing facility or other assets (i) without receipt of full and adequate consideration therefor, or (ii) involving amounts in the aggregate exceeding $3,000,000 in any transaction or series of transactions without making the prepayment required by
Section 2.6(b) hereof, if so required by SNPE.

     Section 8.10. Liens. The Company will not, directly or indirectly, create, incur, assume, or permit to exist any Lien with respect to any property or asset of the Company now owned or hereafter acquired other than Permitted Liens.

     Section 8.11. Indebtedness. The Company will not, directly or indirectly, create, incur, or assume Indebtedness, or otherwise become liable with respect to, any Indebtedness other than:

     (aa) Indebtedness now or hereafter payable, directly or indirectly, by the Company to SNPE or any Affiliate of SNPE;

     (bb) Indebtedness now or hereafter payable, directly or indirectly, by the Company to the Bank in connection with the Letter of Credit Loan;

     (cc) Subordinated Debt of the Company;

     (dd) To the extent permitted by this Agreement, Indebtedness for the lease or purchase price of any real or personal property, which is secured only by a Permitted Lien;

     (ee) Unsecured Indebtedness and deferred liabilities incurred in the ordinary course of business;

     (ff) Indebtedness for taxes, assessments, governmental charges, liens, or similar claims to the extent not yet due and payable;

     (gg) Indebtedness of the Company existing as of the date of this Agreement, which is expressly disclosed on the Disclosure Schedule;

     (hh) Other Indebtedness of the Company not covered under subparts (a) through (f) of this Section 8.11 not exceeding $100,000 in the aggregate outstanding at any time; and

     (ii) Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the items listed in items (b) through (h) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon the Company.

     Section 8.12. Investments; Loans. Except for Permitted Investments, the Company will not, directly or indirectly, (a) purchase or otherwise acquire or own any stock or other securities of any other Person, or (b) make or permit to be outstanding any loan or advance (other than trade advances in the ordinary course of business) or enter into any arrangement to provide funds or credit to any other Person.

     Section 8.13. Guaranties. The Company will not guarantee, directly or indirectly, or otherwise become surety (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to, or otherwise invest in, any Person, or enter into any working capital maintenance or similar agreement) in respect of any obligation or Indebtedness of any other Person, except guaranties by endorsement of negotiable instruments for deposit, collection, or similar transactions in the ordinary course of business.

     Section 8.14. Mergers; Consolidation. The Company will not merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, or sell all or substantially all of its assets; except that the Company may permit any other Person to merge into or consolidate with it if
(i) the Company shall be the corporation which survives such merger or results from such consolidation, (ii) immediately after the consummation of the transaction, and after giving effect thereto, the Company would be permitted by the provisions of this ARTICLE VIII to incur additional Indebtedness, and (iii) before and immediately after the consummation of the transaction, and after giving effect thereto, no Event of Default, or event which with notice or lapse of time or both would become an Event of Default, exists or would exist.

     Section 8.15. Capital Expenditures. The Company will not make Capital Expenditures in an aggregate amount in excess of $ 1,000,000 in any fiscal year without thirty (30) days' prior written notification to SNPE.

     Section 8.16. Subordinated Debt. The Company will not make any payment upon any outstanding Subordinated Debt, except in such manner and amounts as may be expressly authorized in any subordination agreement presently or hereafter held by SNPE or as expressly set forth in the Convertible Subordinated Note.

     Section 8.17. Senior Management. The Company will not replace its President, Chief Executive Officer or Chief Financial Officer without sixty (60) days' prior written notice to SNPE and will not accept the resignation of its President, Chief Executive Officer or Chief Financial Officer without providing written notice to SNPE, which notice will be given to SNPE as soon as reasonably possible after the Company has knowledge of the same, but in no event more than three (3) days following the date that the Company obtains such knowledge.

     Section 8.18. Compliance with ERISA. With respect to the Company and any Commonly Controlled Entity, the Company will not permit the occurrence of any of the following events to the extent that any such events would result in a Material Adverse Effect on the Company, (a) withdraw from or cease to have an obligation to contribute to, any Multiemployer Plan, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the Code) involving any Plan, (c) except for any deficiency caused by a waiver of the minimum funding requirement under Section 412 of the Code, as described above, incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code) of the Company or any Commonly Controlled Entity, whether or not waived, involving any Single Employer Plan,
(d) incur or suffer to exist any Reportable Event or the appointment of a trustee or institution of proceedings for appointment of a trustee for any Single Employer Plan if, in the case of a Reportable Event, such event continues unremedied for ten (10) days after notice of such Reportable Event pursuant to Sections 4043(a), (c) or (d) of ERISA is given, if in the reasonable opinion of SNPE any of the foregoing is likely to result in a Material Adverse Effect, (e) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability of the Company or any Commonly Controlled Entity to PBGC by reason of termination of any such Plan or (f) cause or permit any Plan maintained by the Company and/or any Commonly Controlled Entity to be out of compliance with ERISA.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

     Section 9.1. Principal or Interest. If the Company fails to pay any installment of principal of or interest on the Note, or any other sums of money when due and payable under this Agreement and such failure continues for forty-eight (48) hours; or

     Section 9.2. Misrepresentation. If any representation or warranty made herein by Company or in any written statement, certificate, report, or financial statement at any time furnished by, or on behalf of, Company in connection herewith, is incorrect or misleading in any material respect when made; or

     Section 9.3. Failure of Performance of this Agreement. Except as otherwise provided herein, if the Company fails to perform or observe any covenant or agreement contained in this Agreement or any of the other Loan Documents, and such failure remains unremedied for thirty (30) calendar days after SNPE shall have given written notice thereof to the Company; or

     Section 9.4. Cross-Default. If the Company (a) fails to pay any Indebtedness or any other sums of money when due and payable under the Letter of Credit Loan or under any other transaction or document evidencing Indebtedness of the Company, and such failure continues for forty-eight (48) hours, whether at maturity, by acceleration, or otherwise, (b) fails to pay any indebtedness or any other sums of money when due and payable hereunder and such failure continues for forty-eight (48) hours, whether at maturity, by acceleration, or otherwise, or (c) fails to perform any term, covenant, or agreement on its part to be performed under any agreement or instrument (other than the Loan Documents) evidencing, securing, or relating to the Letter of Credit Loan or any other transaction or document evidencing Indebtedness of the Company, and such failure remains unremedied for thirty (30) calendar days after SNPE shall have given written notice thereof to the Company, or is otherwise in default thereunder; or

     Section 9.5. Insolvency. If the Company shall discontinue business or (a) is adjudicated a bankrupt or insolvent under any law of any existing jurisdiction, domestic or foreign, or ceases, is unable, or admits in writing its inability to pay its debts generally as they mature, or makes a general assignment for the benefit of creditors, (b) applies for, or consents to, the appointment of any receiver, trustee, or similar officer for it or for any substantial part of its property, or any such, receiver, trustee, or similar officer is appointed without the application or consent of the Company, and such appointment continues thereafter undischarged for a period of thirty (30) days,
(c) institutes, or consents to the institution of any bankruptcy, insolvency, reorganization, arrangement, readjustment or debt, dissolution, liquidation, or similar proceeding relating to it under the laws of any jurisdiction, (d) any such proceeding is instituted against the Company and remains thereafter undismissed for a period of thirty (30) days, or (e) any judgment, writ, warrant of attachment or execution, or similar process is issued or levied against a substantial part of the property of the Company or any Subsidiary and such judgment, writ, or similar process is not effectively stayed within thirty (30) days after its issue or levy; or

     Section 9.6. Failure of Performance Under the Stock Purchase Agreement. If the Company fails to perform or observe any covenant or agreement contained in the Stock Purchase Agreement or the Acquisition does not close on or before June 14, 2000.

                                    ARTICLE X

                              REMEDIES UPON DEFAULT

     Section 10.1. Optional Acceleration. In the event that one or more of the Events of Default set forth in Sections 8.1 through 8.6 above occurs and continues and is not waived by SNPE, then, in any such event, and at any time thereafter, SNPE may, at its option, terminate its commitment to make any Loan and declare the unpaid principal of, and all accrued interest on the Note, and all other indebtedness of Company to SNPE forthwith due and payable, whereupon the same will forthwith become due and payable without presentment, demand, protest, or other notice of any kind, all of which Company hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding.

     Section 10.2. Remedies. Subject to the prior rights of the Bank in respect of Collateral subject to Permitted Liens, SNPE shall have the rights and remedies of a secured party under the Uniform Commercial Code in addition to the rights and remedies of a secured party provided elsewhere within the Agreement or in any other writing executed by the Company. Subject to any prior rights of the Bank in respect of the Collateral, SNPE may require the Company to assemble the Collateral and make it available to SNPE at a reasonably convenient place to be designated by SNPE. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, SNPE will give the Company reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed (deposited for delivery, postage prepaid, by U.S.
mail) to either, at SNPE's option (i) the principal office of the Company as set forth in this Agreement (or as modified by any change therein which the Company has supplied in writing to SNPE), or (ii) the Company's address at which SNPE customarily communicates with the Company, at least ten (10) days before the time of the public sale or the time after which any private sale or other intended disposition thereof is to be made. At any such public or private sale, SNPE may purchase the Collateral. After deduction for SNPE's Related Expenses, the residue of any such sale or other disposition shall be applied in satisfaction of the Obligations in such order of preference as SNPE may determine. Any excess, to the extent permitted by law, shall be paid to the Company, and the Company shall remain liable for any deficiency.

     Section 10.3. No Waiver. The remedies in this ARTICLE X are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which SNPE may be entitled. No failure or delay on the part of SNPE in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1. Amendments. No waiver of any provision of this Agreement, the Note, or consent to departure therefrom, is effective unless in writing and signed by SNPE. No such consent or waiver extends beyond the particular case and purpose involved. No amendment to this Agreement is effective unless in writing, and signed by the Company and SNPE.

     Section 11.2. Expenses; Documentary Taxes. If requested by SNPE, the Company shall pay (a) all out-of-pocket expenses of SNPE, including fees and disbursements of special counsel for SNPE in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Event of Default hereunder, and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by SNPE including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Company shall reimburse SNPE for its payment of all transfer taxes, documentary taxes, assessments, or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

     Section 11.3. Indemnification. The Company shall indemnify and hold SNPE harmless against any and all liabilities, losses, damages, costs, and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel in connection with any investigative, administrative or judicial proceeding, whether or not SNPE shall be designated a party thereto) which may be incurred by SNPE relating to or arising out of this Agreement or any actual or proposed use of proceeds of any Loan hereunder; provided, however, that SNPE shall have no right to be indemnified hereunder for its own negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction.

     Section 11.4. Governing Law. This Agreement and the Note will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The several captions to different Sections of this Agreement are inserted for convenience only and shall be ignored in interpreting the provisions hereof.

     Section 11.5. Extension of Time. Whenever any payment hereunder or under the Note becomes due on a date on which SNPE is not open for the transaction of business, such payment will be due on the next succeeding Business Day and such extension of time will be included in computing interest in connection with such payment.

     Section  11.6.   Notices.   All  written   notices,   requests,   or  other
communications herein provided for must be addressed:

         to the Company, as follows:

                  Dynamic Materials Corporation
                  551 Aspen Ridge Dr.
                  Lafayette, Colorado 80026
                  Attn: Richard A. Santa, Vice President of Finance and Chief Financial Officer
                  Facsimile:  (303) 604-3938

         to SNPE as follows:

                  SNPE, Inc.
                  101 College Road East
                  Princeton, New Jersey 08540
                  Attention:  Bernard Fontana, President
                  Facsimile:  (609) 987-2767

or at such other address as either party may designate to the other in writing. Such communication will be effective (i) if by facsimile, when such facsimile is transmitted and the appropriate confirmation of delivery is received, (ii) if given by mail, 96 hours after such communication is deposited in the U.S. mail certified mail return receipt requested, or (iii) if given by other means, when delivered at the address specified in this Section 11.6.

     Section 11.7. Survival of Agreements, Relationship. All agreements, representations, and warrants made in this Agreement will survive the making of the extension of credit hereunder, and will bind and inure to the benefit of the Company and SNPE, and their respective successors and assigns; provided, however, that no subsequent holder of the Note shall by reason of acquiring that Note, as the case may be, become obligated to make any Loan hereunder and no successor to or assignee of the Company may borrow hereunder without SNPE's written consent.

     Section 11.8. Severability. If any provision of this Agreement or the Note, or any action taken hereunder or thereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Agreement or the Note, all of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

     Section 11.9. Entire Agreement. This Agreement, the Note, and any other Loan Document integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof

     Section 11.10. JURY TRIAL WAIVER. THE COMPANY AND SNPE EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN SNPE AND THE COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the Company and SNPE have each caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                                   DYNAMIC MATERIALS CORPORATION,
                                   as Borrower

                                   By: /s/ R. A. Santa
                                      -----------------------------------
                                   Title: VP Finance and CFO



                                   SNPE, INC.,
                                   as Lender

                                   By: /s/ Bernard Fontana
                                      -----------------------------------
                                   Title: President

                                  SCHEDULE 4.2

                              DMC Deposit Accounts

        Bank               Account             Account #               Division             Authorized Signers

  KeyBank            Lock Box             0010995760            Corp/Bonding/AMK        Not Applicable
  KeyBank            Controlled           000440997600083       Corp/Bonding/AMK        Joe Allwein, Rick Santa &
                     Disbursement                                                       Don Rittenhouse
  KeyBank            Operating            000060080004496       Corp/Bonding/AMK        Joe Allwein, Rick Santa &
                                                                                        Don Rittenhouse

  KeyBank            Payroll              000060080004504       Corp/Bonding/PMP/AMK    Joe Allwein, Rick Santa &
                                                                                        Don Rittenhouse

  KeyBank            Spin Forge           000060450020676       Spin Forge              Joe Allwein*, Rick Santa,
                     Disbursement                                                       Don Rittenhouse & Dennis
                                                                                        Strum*
  KeyBank            PMP Disbursement     000760450004501       PMP                     Joe Allwein, Rick Santa,
                                                                                        Don Rittenhouse, Randy
                                                                                        Orr* & Angela Hisam*

  Wells Fargo        Payroll              122101191             Spin Forge              Rick Santa
  Savings Bank of    Business Checking**  9500192751            AMK                     Bob Sanborn, Richard
  Manchester                                                                            Haislip


* These signers have a limit of $2,000 per check
** This account is maintained at approximately $5,000

                                    EXHIBIT A

                              WORKING CAPITAL NOTE

$3,500,000.00                                                       June _, 2000



     For value received, DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "Company"), promises to pay to the order of SNPE, INC., a Delaware corporation ("SNPE"), its successor and assigns, at its main office, on the date or dates and in the manner specified in Article II of the Credit Agreement (as defined below), the aggregate principal amount of the advances outstanding under the Credit Agreement, as shown on any ledger or other record of SNPE, which shall be rebuttably presumptive evidence of the principal amount owing and unpaid on this Note.

     The Company promises to pay to the order of SNPE interest on the unpaid principal amount of each Loan evidenced by this Note from the date of such Loan until such principal amount is paid in full at such interest rate(s) and at such times as are specified in Article II of the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, the Credit Facility and Security Agreement ("Credit Agreement") by and between SNPE and the Company dated June __, 2000, as the same may be hereafter amended from time to time. This Note may be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement, which contains provisions for acceleration of the maturity hereof upon the happening of any Event of Default and also for prepayment on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Each defined term used in this Note shall have the meaning ascribed thereto in Section 1.2 of the Credit Agreement.

     The Company expressly waives presentment, demand, protest, and notice of dishonor.

                                       DYNAMIC MATERIALS CORPORATION

                                       By:__________________________

                                       Title:_______________________

                           LEDGER FOR PROMISSORY NOTE

--------------------- ------------------ -------------------------------------- ------------------- ------------------
                                    Payments

--------------------- ------------------ -------------------------------------- ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                                                      Unpaid             Name of
                                                                                    Principal            Person
                          Amount of                                                 Balance of           Making
        Date                Loan             Principal           Interest              Note             Notation
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

                                    EXHIBIT B
                       FORM AMENDED COLLATERAL DESCRIPTION

     All of Debtor's right, title and interest in the Collateral (as hereinafter defined) located on or used in connection with the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the "Property"), or otherwise used in connection with or arising from the business and operations of the Bonding Division, whether now owned or hereafter acquired or received by the Debtor, or in which the Debtor now has or hereafter may acquire any right, title or interest:

     DEFINITIONS

     "Account," "Chattel Paper," "Consumer Goods," "Deposit Account," "Document," "Farm Products," "General Intangible," "Goods," "Instrument," and "Proceeds," have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein. "Investment Property," "Securities Account," "Securities Intermediary" and "Financial Assets" have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein.

     "Account Control Agreement" means an Account Control Agreement as defined in Subsection 7(a) of the Security Agreement.

     "Account   Debtor"  means  the  Person  who  is  obligated  on  an  Account
Receivable.

     "Accounts Receivable" means:

     (a) any account receivable, Account, Chattel Paper, General Intangible, Document, or Instrument owned, acquired or received by a Person,

     (b) any other indebtedness owed to or receivable owned, acquired or received by a Person of whatever kind and however evidenced, and

     (c) any right, title and interest in a Person's Goods which were sold, leased or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

         (1) any rights of stoppage in transit of a Person's sold, leased or furnished Goods,

         (2) any rights to reclaim a Person's sold, leased or furnished Goods, and

         (3) any rights a Person has in such sold, leased or furnished Goods that have been returned to or repossessed by that Person.

     "Accounts Receivable Collection Account" means a commercial Deposit Account which may be maintained by Company with Bank in the name of the Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed and observed in full.

     "Bank" means KEYBANK NATIONAL ASSOCIATION, a national banking association, whose principal office is located at 3300 East First Avenue, Second Floor, Denver, Colorado 80206, Attention: H. Daniel Willetts.

     "Bonding Division" means the business unit of the Debtor engaged in the manufacture of explosion bonded clad metal products primarily for the petrochemical and chemical processing industries referred to as the "Explosive Metal Working Group", "Explosive Manufacturing", "Metal Cladding", or "Shock Synthesis" in the Debtor's annual report on form 10-K filed on March 30, 2000 for the period ended December 31, 1999.

     "Collateral" means:

     (a) all of Company's Accounts Receivable, whether now owned or hereafter acquired or received by Company;

     (b) all of Company's Inventory, whether now owned or hereafter acquired by Company;

     (c) all of Company's Equipment, whether now owned or hereafter acquired by Company, including, without limitation, the property of the Debtor set forth on Exhibit B attached hereto;

     (d) all of Company's General Intangibles and other personal property and rights, whether now owned or hereafter acquired by Company, including but not limited to trademarks, tradenames, patents, copyrights, tax refunds, choses in action and contract rights;

     (e) all of Company's Investment Collateral, each Securities Account, including without limitation the account named in the Account Control Agreement and all Financial Assets of the Company; and

     (f) all of the Proceeds, products, profits and rents of Company's Accounts Receivable, Inventory, Equipment, Investment Collateral and General Intangibles and all books and records, including computer software used in connection with any of the Collateral.

     Notwithstanding the foregoing, the Collateral shall not include that certain sublease (the "Sublease") dated July 22, 1996, between the Company and
E. I. duPont de Nemours ("DuPont") and those assets located on the property covered by the Sublease used directly in connection with the services provided by the Company to DuPont under that certain Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996 (as assigned from DuPont to Mypodiamond, Inc.), all of which assets are located at the Company's facility in Dunbar, Pennsylvania.

     "Company" means DYNAMIC MATERIALS CORPORATION, an organized and existing company under the laws of the State of Delaware.

     "Company's Location" means the location of:

     (a) Company's place of business, if there is only one such place of business, or

     (b) if there is more than one place of business, the place (1) from which Company manages the main part of its business operations, and (2) where Persons dealing with Company would normally look for credit information.

     "Equipment" means:

     (a) any equipment and fixtures, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs and any warranty and other claims against the vendor or supplier of such equipment,

     (b) all Goods that are used or bought for use primarily in a Person's business,

     (c) all Goods that are not Consumer Goods, Farm Products, or Inventory, and

     (d) all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to the foregoing.

     "Event of Default"  means the  occurrence of any of the events set forth in
Section 8 of the Security Agreement.

     "General Intangibles" means all general intangibles as set forth in the Uniform Commercial Code in effect in the State of Colorado, whether now existing or hereafter arising, including, without limitation, all contract rights, rights of the Company with respect to pledges made to the Company by third parties, all trademarks, copyrights, patents and other intellectual property rights as set forth on Exhibit C attached hereto.

     "Inventory" means:

     (a) any inventory,

     (b) all Goods that are raw materials,

     (c) all Goods that are work in process,

     (d) all Goods that are materials used or consumed in the ordinary course of a Person's business,

     (e) all Goods that are in the ordinary course of a Person's business, held for sale or lease or furnished or to be furnished under contracts of service, and

     (f)  all  substitutes  and  replacements   for,  and  parts,   accessories,
additions, attachments, or accessions to (a) to (e) above.

     "Investment Collateral" means, in connection with the Bonds and the Bond Documents, as defined in the Reimbursement Agreement described in the Security Agreement (i) any free credit balance or other money, now or hereafter credited to, or owing from any Securities Intermediary to the Company, (ii) any commodity contracts, securities (certificated or uncertificated), Instruments, Documents, Financial Assets or other Investment Property distributed from any Securities Account now or in the future, (iii) all the proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, but not limited to, any dividend, interest payment or other distribution of cash or property in respect of any of the foregoing, (iv) any rights incidental to the ownership of any of the foregoing, such as voting, conversion and registration rights and rights of recovery for violation of applicable securities laws and (v) all books and records relating to any of the foregoing.

     "Obligations" means any of the following obligations, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, originally contracted with Bank or another Person, and now or hereafter owing to or acquired in any manner partially or totally by Bank or in which Bank may have acquired a participation, contracted by Company alone or jointly or severally with another Person:

     (a) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with Bank and are set forth or contained in, referred to, evidenced by, or executed with reference to, the Reimbursement Agreement or the Security Agreement, and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor;

     (b) any and all claims of whatever kind of Bank against Company, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Company to Bank in connection with any Instrument deposited with or purchased by Bank;

     (c) any and all of Bank's Related Expenses.

     "Organization" and "Person" means, as applicable, any natural person, corporation (which shall be deemed to include a business trust), association, limited liability company, partnership, joint venture, political entity, or political subdivision thereof.

     "Reimbursement Agreement" means the Reimbursement Agreement dated as of September 1, 1998, as amended by that certain First Amendment to Reimbursement Agreement dated June 14,

2000, executed by and between the Company and Bank, pursuant to which Bank executed and delivered to Trustee (as defined in the Reimbursement Agreement) an Irrevocable Transferable Letter of Credit in the original aggregate amount of Six Million Nine Hundred Ninety-Seven Thousand One Hundred Thirty-Five Dollars ($6,997,135.00), and including any partial or total amendment, renewal, restatement, extension, or substitution thereof or therefor.

     "Related Expenses" means any and all costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorney's fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Bank in any attempt by Bank:

     (a) to obtain, preserve, perfect, or enforce the security interest evidenced by (i) the Security Agreement, or (ii) any other pledge agreement, mortgage deed, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of Bank,

     (b) to obtain payment, performance, and observance of any and all of the Obligations,

     (c) to maintain, insure, collect, preserve, or upon any Event of Default, repossess and dispose of any of the Collateral, or

     (d) incidental or related to (a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the rate payable pursuant to the Reimbursement Agreement, but in no event greater than the highest rate permitted by law.

     "Security Agreement" means the Amended and Restated Security Agreement dated as of June 14, 2000 between Company and Bank, and including any partial or total amendment, renewal, restatement, extension, or substitution of or for such agreement.